                                  EXHIBIT 24.1
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STATE OF ALABAMA
COUNTY OF MONTGOMERY

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, Dicky W. McAdams, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A. J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-4 for THE MAXIM GROUP, INC. in connection with the acquisition of Image Industries, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of July, 1996.

                                                   /s/ DICKY W. MCADAMS

                                          --------------------------------------
                                          Dicky W. McAdams

                                 ACKNOWLEDGMENT

    BEFORE me this 18th day of July, 1996, came Dicky W. McAdams, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                                      /s/ JUDI GRANT

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                                          NOTARY PUBLIC

                                          State of _______Alabama_______________

                                          My Commission Expires:

                                                       May 3, 1997

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
STATE OF NEW YORK
COUNTY OF NASSAU

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, Herb Wolk, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A. J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-4 for THE MAXIM GROUP, INC. in connection with the acquisition of Image
Industries, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of July, 1996.

                                                      /s/ HERB WOLK

                                          --------------------------------------
                                          Herb Wolk

                                 ACKNOWLEDGMENT

    BEFORE me this 17th day of July, 1996, came Herb Wolk, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                                /s/ WILLIAM F. BRAHE, JR.

                                          --------------------------------------
                                          NOTARY PUBLIC

                                          State of _______New York______________

                                          My Commission Expires:

                                                         12/23/97

                                          --------------------------------------

STATE OF OHIO
COUNTY OF HAMILTON

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, Ronald McSwain, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A. J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-4 for THE MAXIM GROUP, INC. in connection with the acquisition of Image
Industries, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of July, 1996.

                                                    /s/ RONALD MCSWAIN

                                          --------------------------------------
                                          Ronald McSwain

                                 ACKNOWLEDGMENT

    BEFORE me this 18th day of July, 1996, came Ronald McSwain, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                                 /s/ VIVIAN M. HERNANDEZ

                                          --------------------------------------
                                          NOTARY PUBLIC

                                          State of _________Ohio________________

                                          My Commission Expires:

                                                       15 June 2000

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
STATE OF NEW YORK
COUNTY OF MONROE

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Kaplan, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A. J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-4 for THE MAXIM GROUP, INC. in connection with the acquisition of Image Industries, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of July, 1996.

                                                  /s/ RICHARD A. KAPLAN

                                          --------------------------------------
                                          Richard A. Kaplan

                                 ACKNOWLEDGMENT

    BEFORE me this 17th day of July, 1996, came Richard A. Kaplan, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                                   /s/ SANDRA A. WHITE

                                          --------------------------------------
                                          NOTARY PUBLIC

                                          State of _______New York______________

                                          My Commission Expires:

                                                    February 28, 1997

                                          --------------------------------------

STATE OF FLORIDA
COUNTY OF PALM BEACH

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, M.B. Seretean, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A. J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-4 for THE MAXIM GROUP, INC. in connection with the acquisition of Image
Industries, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of July, 1996.

                                                    /s/ M.B. SERETEAN

                                          --------------------------------------
                                          M.B. Seretean

                                 ACKNOWLEDGMENT

    BEFORE me this 18th day of July, 1996, came M.B. Seretean, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                                 /s/ MARSHALL OWENS LLOYD

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                                          NOTARY PUBLIC

                                          State of _______Florida_______________

                                          My Commission Expires:

                                                      March 9, 1999

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
STATE OF GEORGIA
COUNTY OF PAULDING

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, A.J. Nassar, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint Thomas P. Leahey my true and lawful attorney-in-fact, with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-4 for THE MAXIM GROUP, INC. in connection with the acquisition of Image Industries, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorney-in-fact deems appropriate, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of July, 1996.

                                                     /s/ A. J. NASSAR

                                          --------------------------------------
                                          A.J. Nassar

                                 ACKNOWLEDGMENT

    BEFORE me this 18th day of July, 1996, came A.J. Nassar, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                                 /s/ HOWARD L. MARX, III

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                                          NOTARY PUBLIC

                                          State of _______Georgia_______________

                                          My Commission Expires:

                                                     December 4, 1999

                                          --------------------------------------

STATE OF GEORGIA
COUNTY OF GWINNETT

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, J. Michael Nixon, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A. J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-4 for THE MAXIM GROUP, INC. in connection with the acquisition of Image
Industries, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of July, 1996.

                                                   /s/ J. MICHAEL NIXON

                                          --------------------------------------
                                          J. Michael Nixon

                                 ACKNOWLEDGMENT

    BEFORE me this 18th day of July, 1996, came J. Michael Nixon, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                                   /s/ JANICE M. ASHBY

                                          --------------------------------------
                                          NOTARY PUBLIC

                                          State of _______Georgia_______________

                                          My Commission Expires:

                                                    February 25, 1999

                                          --------------------------------------